SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 25, 2004

                                 First Horizon

                                  (Depositor)

   (Issuer in respect of First Horizon Mortgage Pass-Through Trust, Mortgage

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



4000 Horizon Way, Irving, TX, , N/A                         75063
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (214) 441-4000

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[]Written communications pursuant to Rule 425 under the Securities Act (17
  CFR 230.425)
[]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
  CFR 240.14a-12)
[]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
  Act (17 CFR 240.14d-2(b))
[]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
  Act (17 CFR 240.13e-4(c))

                    Section 8 - Other Events

  Item 8.01  Other Events

                    Section 9 - Financial Statements and Exhibits

  Item 9.01  Financial Statements and Exhibits

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 25, 2004


                                 First Horizon


                          By: /s/ Cirino Emanuele
                              ------------------------------
                          Name:   Cirino Emanuele
                                  AVP
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated October 25, 2004


                             Payment Date: 10/25/04


          ------------------------------------------------------------
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A1        208,731,079.04    4.851159%     7,747,059.18    843,823.03    8,590,882.21       0.00       0.00
                        A2         30,533,380.31    4.851159%     1,541,512.44    123,435.23    1,664,947.68       0.00       0.00
                        A3         11,000,000.00    4.851159%             0.00     44,468.96       44,468.96       0.00       0.00
Residual                AR                  0.00    4.851159%             0.00          0.00            0.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             B1         10,413,893.11    4.851159%         2,750.43     42,099.54       44,849.97       0.00       0.00
                        B2          2,892,748.09    4.851159%           764.01     11,694.32       12,458.33       0.00       0.00
                        B3          1,735,648.85    4.851159%           458.40      7,016.59        7,475.00       0.00       0.00
                        B4          1,591,011.45    4.851159%           420.20      6,431.87        6,852.08       0.00       0.00
                        B5          1,301,736.64    4.851159%           343.80      5,262.44        5,606.25       0.00       0.00
                        B6            868,288.27    4.851159%           229.32      3,510.17        3,739.50       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        269,067,785.75     -            9,293,537.80  1,087,742.16   10,381,279.96     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A1        200,984,019.86              0.00
                                A2         28,991,867.87              0.00
                                A3         11,000,000.00              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     B1         10,411,142.68              0.00
                                B2          2,891,984.08              0.00
                                B3          1,735,190.45              0.00
                                B4          1,590,591.24              0.00
                                B5          1,301,392.83              0.00
                                B6            868,058.95              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        259,774,247.95     -
--------------------------------------------------------------------------------

                             Payment Date: 10/25/04


          ------------------------------------------------------------
(null)
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A1    208,731,079.04     4.851159% 32051D3G5    34.255832      3.731204    888.708175
                           A2     30,533,380.31     4.851159% 32051D3H3    45.338601      3.630448    852.701996
                           A3     11,000,000.00     4.851159% 32051D3J9     0.000000      4.042632  1,000.000000
Residual                   AR              0.00     4.851159% 32051D3K6     0.000000      0.041387      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                B1     10,413,893.11     4.851159% 32051D3M2     0.263451      4.032523    997.235889
                           B2      2,892,748.09     4.851159% 32051D3N0     0.263451      4.032523    997.235889
                           B3      1,735,648.85     4.851159% 32051D3P5     0.263451      4.032523    997.235889
                           B4      1,591,011.45     4.851159% 32051D3Q3     0.263451      4.032523    997.235889
                           B5      1,301,736.64     4.851159% 32051D3R1     0.263451      4.032523    997.235889
                           B6        868,288.27     4.851159% 32051D3S9     0.263451      4.032523    997.235899
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     269,067,785.75       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
(null)
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                           Total
                                           -----
Prin balance       259,774,247.67   259,774,247.67
Loan count                    974              974
Avg loan rate           5.257159%             5.26
Prepay amount        9,222,473.89     9,222,473.89

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Master serv fees        85,776.45        85,776.45
Sub servicer fees            0.00             0.00
Trustee fees             1,345.34         1,345.34


Agg advances                  N/A              N/A
Adv this period         17,853.27        17,853.27

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses            0.00             0.00

Coverage Amounts                           Total
----------------                           -----
Bankruptcy                   0.00             0.00
Fraud                        0.00             0.00
Special Hazard               0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           93.013394%           100.000000%            250,264,459.35
   -----------------------------------------------------------------------------
   Junior            6.986606%             0.000000%             18,798,360.22
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                          14                 3,421,058.61
60 to 89 days                           0                         0.00
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                14                 3,421,058.61
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount           10,381,279.96         10,381,279.96
Principal remittance amount            9,293,537.80          9,293,537.80
Interest remittance amount             1,087,742.16          1,087,742.16